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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                    FORM 8-K


                      REPORT UNDER SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report:  May 26, 1998

                           Commission File No. 0-4671

                               ISOMET CORPORATION

                       State of Incorporation: New Jersey

                   IRS Employer Identification No. 22-1591074

                    Address of Principal Executive Offices:
                              5263 Port Royal Road
                          Springfield, Virginia 22151

                  Registrant's Telephone Number: 703-321-8301

             Common Shares Outstanding on April 30, 1998: 1,912,590

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceeding 12 months (or for such shorter period that the registrant was required to file such reports) and (2) has been subject to such filing requirements for the past ninety (90) days.

        X   Yes           No
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                                    FORM 8-K


Item 5 -   Other Events

           On May 20, 1998 the Company issued a press release announcing that the Company had entered into an agreement with Polaroid Graphics Imaging, a division of Polaroid Corporation, under the terms of which the Company will sell laser plotters to Polaroid. The foregoing description of the press release is qualified in its entirety by reference to the press release, which is filed as exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 7 -   Financial Statements and Exhibits

           The following exhibits are filed as part of this report and incorporated herein by reference: 99.1 Press Release of Isomet Corporation Dated May 20, 1998.
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ISOMET CORPORATION



By: /s/  Jerry W. Rayburn              Dated:  May 26, 1998
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